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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 14, 2002
                                                          ---------------


                               GENAERA CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)


       Delaware                      0-19651                   13-3445668
       -------------                 -------------             ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



           5110 Campus Drive
          Plymouth Meeting, PA                                      19462
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   (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (610) 941-4020
                                                           ---------------


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Item 5.     Other Events.

     The registrant hereby incorporates by reference the press release dated August 14, 2002 attached hereto as Exhibit 99.1 ("Genaera Announces Second Quarter 2002 Financial Results and Realignment of Operations").

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.


     Exhibit
     Number            Description
     -------           -----------

       99.1 Press Release - Genaera Announces Second Quarter 2002 Financial Results and Realignment of Operations

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GENAERA CORPORATION
                                      (Registrant)


                                  By: /s/ Christopher P. Schnittker
                                      ------------------------------------------
                                      Christopher P. Schnittker
                                      Vice President and Chief Financial Officer

Dated:  August 14, 2002

                                       3

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                                  EXHIBIT INDEX

     Exhibit
     Number            Description
     -------           -----------

       99.1 Press Release - Genaera Announces Second Quarter 2002 Financial Results and Realignment of Operations